EXHIBIT 10.2

ADMINISTRATION AGREEMENT

among

COLLEGIATE FUNDING OF DELAWARE, L.L.C.,

as Depositor

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Master Servicer

CHASE EDUCATION LOAN TRUST 200[_]-[_],

as Issuer

[___________________],

as Owner Trustee

[___________________],

as Eligible Lender Trustee

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrator

and

[_________________],

as Indenture Trustee

Dated as of [______], 200[_]

CHASE EDUCATION LOAN TRUST 200[_]-[_]

TABLE OF CONTENTS

ARTICLE I
Definitions and Usage

SECTION 1.1

Definitions and Usage

2

ARTICLE II
Duties and Covenants

SECTION 2.1

Duties with Respect to the Indenture

2

SECTION 2.2

Duties with Respect to the Issuer.

4

SECTION 2.3

Establishment of Trust Accounts.

4

SECTION 2.4

Collections

7

SECTION 2.5

Application of Collections.

7

SECTION 2.6

Additional Deposits.

8

SECTION 2.7

Distributions.

8

SECTION 2.8

Priority of Distributions.

9

SECTION 2.9

Reserve Account.

10

SECTION 2.10

Investment Earnings; Other Trust Accounts.

12

SECTION 2.11

Statements to Certificateholders and Noteholders

13

SECTION 2.12

Non-Ministerial Matters

15

SECTION 2.13

Exceptions

15

SECTION 2.14

Compensation

15

SECTION 2.15

Master Servicer and Administrator Expenses

15

ARTICLE III
Distribution Statement; Master Servicer’s Report

SECTION 3.1

Distribution Statement; Master Servicer’s Report.

16

ARTICLE IV
The Administrator

SECTION 4.1

Representations of Administrator

17

SECTION 4.2

Liability of Administrator; Indemnities.

18

SECTION 4.3

Merger or Consolidation of, or Assumption of the Obligations of,

Administrator

20

SECTION 4.4

Limitation on Liability of Administrator and Others.

21

SECTION 4.5

Administrator May Own Certificates or Notes

21

SECTION 4.6

Administrator Not to Resign

21

SECTION 4.7

Privacy and Security Provisions

22

-i-

ARTICLE V
Default; Remedies

SECTION 5.1

Administrator Default

22

SECTION 5.2

Indenture Trustee to Act; Appointment of Successor Administrator

24

SECTION 5.3

Notification to Noteholders and Certificateholders

24

SECTION 5.4

Waiver of Past Defaults

24

ARTICLE VI
Optional Purchase of Trust Student Loans

SECTION 6.1

Optional Purchase of All Trust Student Loans

25

SECTION 6.2

Notice

25

SECTION 6.3

Succession

25

ARTICLE VII
Protection of Interests in Trust

SECTION 7.1

Financing Statements

26

SECTION 7.2

Identity

26

SECTION 7.3

Relocation

26

SECTION 7.4

Accounts and Records; Access.

26

ARTICLE VIII
Independence; Powers of Attorney

SECTION 8.1

Independence of the Administrator

27

SECTION 8.2

No Joint Venture

28

SECTION 8.3

Other Activities of Administrator

28

SECTION 8.4

Powers of Attorney

28

ARTICLE IX
Miscellaneous

SECTION 9.1

Amendment.

28

SECTION 9.2

Assignment

29

SECTION 9.3

Limitations on Rights of Others

29

SECTION 9.4

Assignment to Indenture Trustee

30

SECTION 9.5

Nonpetition Covenants.

30

SECTION 9.6

Limitation of Liability of Eligible Lender Trustee, Indenture Trustee and

Owner Trustee.

30

SECTION 9.7

Notices

31

SECTION 9.8

Governing Law

33

SECTION 9.9

Headings

33

SECTION 9.10

Counterparts

33

SECTION 9.11

Severability

33

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ARTICLE X
Compliance with Regulation AB

SECTION 10.1

Intent of the Parties; Reasonableness

33

SECTION 10.2

Reporting Requirements.

34

SECTION 10.3

Annual Statement as to Compliance

34

SECTION 10.4

Reports on Assessment of Compliance with Applicable Servicing Criteria.

35

Attachment A

Servicing Criteria to be Addressed in Assessment of Compliance

Attachment B

Form of Annual Certification

-iii-

ADMINISTRATION AGREEMENT (this “Agreement”), dated as of [______], 200[_], among Collegiate Funding of Delaware, L.L.C. (the “Depositor”), JPMorgan Chase Bank, National Association, not in its individual capacity but solely in its capacity as master servicer (in such capacity, the “Master Servicer”), Chase Education Loan Trust 200[_]-[_] (the “Issuer”), [_________], not in its individual capacity but solely in its capacity as owner trustee (in such capacity, the “Owner Trustee”), [_________], not in its individual capacity but solely in its capacity as eligible lender trustee (in such capacity, the “Eligible Lender Trustee”), JPMorgan Chase Bank, National Association, not in its individual capacity but solely in its capacity as administrator (the “Administrator”), and [___________], not in its individual capacity but solely in its capacity as indenture trustee (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Issuer is issuing (i) [_______] classes of its Student Loan-Backed Notes (collectively, the “Notes”) pursuant to an Indenture, dated as of [_______], 200[_] (the “Indenture”), among the Issuer, the Eligible Lender Trustee and the Indenture Trustee, and (ii) one or more Certificates (the “Certificates”) pursuant to the short-form trust agreement, dated as of [______], 200[_], between the Depositor and the Owner Trustee, pursuant to which the Issuer was established, as amended and restated by the Amended and Restated Trust Agreement, dated as of [_______], 200[_] (the “Trust Agreement”), between the Depositor and the Owner Trustee;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes and the Certificates, including, inter alia, the Master Servicing Agreement, the Transfer Agreement and the Indenture;

WHEREAS, pursuant to certain Transaction Documents, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the Collateral pledged therefor pursuant to the Indenture and (b) the Certificates pursuant to the Trust Agreement;

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator and the Master Servicer perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with this Agreement and the other Transaction Documents as the Issuer and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator and the Master Servicer have the capacity to provide the services required hereby and are willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Depositor, the Master Servicer, the Issuer, the Owner Trustee, the Eligible Lender Trustee, the Administrator and the Indenture Trustee hereby agree as follows:

ARTICLE I

Definitions and Usage

SECTION 1.1

Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Duties and Covenants

SECTION 2.1

Duties with Respect to the Indenture.  The Administrator agrees to consult with the Owner Trustee regarding the duties of the Issuer under the Indenture and the Note Depository Agreement.  The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture and the Note Depository Agreement.  The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement.  In furtherance of the foregoing, the Administrator shall, unless otherwise provided herein or in the other Transaction Documents, take all appropriate actions that are the duties of the Issuer pursuant to the Indenture, including, without limitation, each of the foregoing:

(a)

preparing or obtaining the documents and instruments required for authentication of the Notes and delivering the same to the Indenture Trustee (Section 2.2 of the Indenture);

(b)

preparing, obtaining or filing the instruments, opinions, certificates and other documents required for the release of Collateral (Section 2.9 of the Indenture);

(c)

obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Collateral (Section 3.4 of the Indenture);

(d)

preparing all supplements, amendments, financing statements, continuation statements and other instruments necessary or advisable to preserve and defend title to the Collateral and obtain and maintain, for the benefit of the Indenture Trustee on behalf of the Noteholders, a first lien on and a first priority, perfected security in the Collateral (Section 3.5 of the Indenture);

(e)

obtaining and delivering Opinions of Counsel on the Closing Date and annually thereafter, in accordance with Section 3.6 of the Indenture, as to the Collateral, and the annual Officers’ Certificate of the Issuer and certain other statements, in accordance with Section 3.9 of the Indenture, as to compliance with the Indenture (Sections 3.6 and 3.9 of the Indenture);

(f)

in the event of a Master Servicer Default, taking all reasonable steps available to enforce the Issuer’s rights under the Transaction Documents in respect of such Master Servicer Default (Section 3.7(d) of the Indenture);

(g)

preparing and obtaining the documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b) and Section 3.11(b) of the Indenture);

(h)

monitoring the Issuer’s obligations as to the satisfaction and discharge of the Indenture and preparing an Officers’ Certificate of the Issuer and obtaining an Opinion of Counsel and, if required, an Independent Certificate relating thereto (Section 4.1 of the Indenture);

(i)

preparing and, after execution by the Issuer, the Administrator or the Master Servicer as required, filing with the Commission, any applicable State agencies and the Indenture Trustee, documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies (Section 7.3 of the Indenture);

(j)

opening one or more Trust Accounts in the name of the Indenture Trustee, preparing Issuer Orders and Officers’ Certificates of the Issuer, obtaining Opinions of Counsel and taking all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.2 and 8.3 of the Indenture);

(k)

preparing an Issuer Request and Officers’ Certificate of the Issuer and obtaining an Opinion of Counsel and, if required, Independent Certificates for the release of the Collateral (Sections 8.4 and 8.5 of the Indenture);

(l)

preparing Issuer Orders and obtaining Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.1, 9.2 and 9.3 of the Indenture);

(m)

preparing the documents and instruments required for the execution and authentication of new Notes conforming to any supplemental indenture (Section 9.6 of the Indenture);

(n)

preparing all Officers’ Certificates of the Issuer and obtaining Opinions of Counsel and, if required, Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.1(a) of the Indenture);

(o)

preparing and delivering Officers’ Certificates of the Issuer and, if required, obtaining Independent Certificates for the release of property from the lien of the Indenture (Section 11.1(b) of the Indenture);

(p)

preparing and delivering to Noteholders and the Indenture Trustee any agreements with respect to alternate payment and notice provisions (Section 11.6 of the Indenture); and

(q)

recording the Indenture, if applicable (Section 11.15 of the Indenture).

SECTION 2.2

Duties with Respect to the Issuer.

(a)

In addition to the duties of the Administrator set forth above and in the other Transaction Documents, the Administrator shall perform such calculations, including calculating on each LIBOR Determination Date the applicable rate of interest for the applicable Accrual Period, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons all such documents, reports, filings, instruments, certificates, opinions and notices as it shall be the duty of the Issuer, the Owner Trustee or the Administrator to prepare, file or deliver pursuant to the Transaction Documents, and shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Transaction Documents.  Subject to Section 8.1 hereof, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Transaction Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(b)

The Administrator shall perform the duties of the Certificate Paying Agent specified in Section 5.4 of the Trust Agreement and the Administrator shall be entitled to hire an Independent accounting firm to perform the duties described therein, the reasonable fees and expenses of which shall be paid by the Depositor or the Certificateholders, if the Certificates are not then held by the Depositor.

(c)

The Administrator shall prepare, execute and deliver, on behalf of the Issuer, any Subsequent Transfer Agreements required to be delivered under the terms of the Transfer Agreement with respect to any Substituted Loans.

(d)

The Administrator shall perform any other express duties set forth in the Transaction Documents.

(e)

The Administrator shall be responsible for preparing, on behalf of the Issuer, (i) all notices required by any Clearing Agency or stock exchange upon which the Notes are then listed and (ii) any information required to effectuate the listing of the Notes on a stock exchange of international standing and, if applicable, the transfer of the listing of the Notes to an alternative stock exchange of international standing.

(f)

In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

SECTION 2.3

Establishment of Trust Accounts.

(a)

The Administrator, for the benefit of the Noteholders and the Issuer, shall establish on the Closing Date and thereafter maintain in the name of the Indenture Trustee the following Eligible Deposit Accounts, each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Issuer and each being initially established as a segregated trust account in the name of the Indenture Trustee with JPMorgan Chase Bank:

(i)

a “Collection Account”;

(ii)

a “Reserve Account”;

(iii)

a “Capitalized Interest Account”; and

(iv)

a “Consolidation Loan Add-On Account.”

(b)

So long as no Default shall have occurred and be continuing, funds on deposit in each Trust Account shall be invested by the Indenture Trustee upon the written direction of the Administrator (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments; provided, however, it is understood and agreed that the Administrator shall not in any way be held liable for the selection of Eligible Investments or by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the Administrator’s failure to make payments on such Eligible Investments issued by the Administrator, in its commercial capacity as principal obligor and not as Administrator, in accordance with their terms.  All such Eligible Investments shall be held by (or by any custodian or designated agent on behalf of) the Indenture Trustee for the benefit of the Noteholders and the Issuer; provided, that on the Business Day preceding each Quarterly Payment Date, all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Quarterly Payment Date.  Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall only be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Monthly Distribution Date (to the extent necessary to pay the Primary Servicing Fee and the Administration Fee payable on such date) or the following Quarterly Payment Date; provided, that all funds on deposit in the Consolidation Loan Add On Account shall be invested only in Eligible Investments that are demand deposits or overnight investments.

(c)

The Depositor and the Issuer pledged to the Indenture Trustee all of their respective right, title and interest in all Trust Account Property which shall be part of the Trust Estate.  Subject to the Administrator’s power to direct the investment of funds on deposit in each Trust Account pursuant to Section 2.3(b) hereof and to make or instruct the Paying Agent to make withdrawals from and deposits into the Trust Accounts pursuant to Section 2.3(e) hereof, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee (or the Administrator on its behalf) for the benefit of the Noteholders and the Issuer.  If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereof, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.  In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(d)

With respect to the Trust Account Property, the Administrator on behalf of the Indenture Trustee agrees, by its acceptance hereof, that:

(i)

any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 2.3(c) hereof and, subject to Section 2.3(b) hereof, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Administrator, on behalf of the Indenture Trustee.  The Administrator, on behalf of the Indenture Trustee, shall have sole signature authority with respect thereto;

(ii)

any Trust Account Property that constitutes Physical Property shall be delivered to the Administrator, on behalf of the Indenture Trustee, in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Administrator, on behalf of the Indenture Trustee, or a “securities intermediary” (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Administrator, on behalf of the Indenture Trustee;

(iii)

any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Administrator, on behalf of the Indenture Trustee, pending maturity or disposition, through continuous book-entry registration of such Trust Account Property as described in such paragraph;

(iv)

any Trust Account Property that is an “uncertificated security” (as such term is defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (iii) above shall be delivered to the Administrator, on behalf of the Indenture Trustee, in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Administrator, on behalf of the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its nominee’s) ownership of such security; and

(v)

notwithstanding anything to the contrary, if at any time the Administrator shall receive any order or instructions from the Indenture Trustee directing transfer or redemption of any financial asset relating to any Trust Account or directing disposition of funds in any Trust Account, the Administrator shall comply with such order or instructions without further consent by the Depositor, the Issuer, or any other Person; if the Depositor, the Issuer, or any other Person is otherwise entitled to issue orders or instructions regarding any Trust Account and such orders or instructions conflict with any order or instruction by the Indenture Trustee, the Administrator shall follow the orders or instructions issued by the Indenture Trustee.

Notwithstanding anything to the contrary set forth in this Section 2.3(d), the Administrator shall have no liability or obligation in respect of any failed Delivery, as contemplated herein, other than with respect to a Delivery which fails as a result of any action or inaction of the Administrator.

(e)

The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to make or to instruct the Paying Agent to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

SECTION 2.4

Collections.  The Master Servicer and each Subservicer shall remit to the Collection Account all payments made by or on behalf of the Obligors with respect to the Trust Student Loans and all Liquidation Proceeds, both as collected during each Collection Period, within two Business Days of receipt thereof (or, if the payment is not readily identifiable as a payment on a Trust Student Loan, within two Business Days of being so identified), and the Eligible Lender Trustee shall remit to the Collection Account any Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Trust Student Loans during each Collection Period within two Business Days of receipt thereof (or, if the payment is not readily identifiable as a payment on a Trust Student Loan, within two Business Days of being so identified).  Notwithstanding the foregoing, for so long as no Administrator Default shall have occurred and be continuing and the short-term certificate of deposit ratings of the Administrator are at least “A-1” by S&P, “P-1” by Moody’s and “F1” by Fitch (if rated by Fitch), the Master Servicer, each Subservicer and the Eligible Lender Trustee shall remit such collections within two Business Days of receipt or identification thereof to the Administrator, and the Administrator need not deposit such collections for the related Collection Period into the Collection Account until one Business Day immediately prior to the Quarterly Payment Date, or to the extent of the Primary Servicing Fee and the Administration Fee, until one Business Day immediately prior to the Monthly Distribution Date.  In the event that the foregoing condition for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within two Business Days of receipt thereof.  Pending deposit into the Collection Account, collections may be commingled and used by the Administrator at its own risk and are not required to be segregated from its own funds.

SECTION 2.5

Application of Collections.

(a)

With respect to each Trust Student Loan, all collections (including all Guarantee Payments) with respect thereto for each Collection Period shall be applied to interest and principal on such Trust Student Loan by the Master Servicer or the Subservicer in accordance with its customary practice.  In the event that a late fee is applied to a Trust Student Loan, such payment will be applied first to the applicable late fee, second to interest and third to principal.

(b)

All Liquidation Proceeds shall be applied to the related Trust Student Loan.

SECTION 2.6

Additional Deposits.

(a)

On or before the third Business Day before the related Quarterly Payment Date (i) the Master Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Master Servicer under Section 3.4 of the Master Servicing Agreement, (ii) the Master Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to the remaining Trust Student Loans and all other amounts to be paid by the Master Servicer under Section 6.1 hereof, (iii) the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Depositor under Article VI of the Transfer Agreement, and (iv) each Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by such Seller under Article VI of the applicable Purchase Agreement.

(b)

On the Business Day immediately following the end of the Consolidation Loan Add-On Period, the Administrator shall instruct the Paying Agent in writing to transfer all amounts remaining on deposit in the Consolidation Loan Add-On Account into the Collection Account.

SECTION 2.7

Distributions.

(a)

On or before the related Determination Date, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Trust Accounts, including the Investment Earnings, and the amount to be distributed from the Collection Account as Available Funds on the related Quarterly Payment Date.  On the fifth Business Day immediately preceding each Monthly Distribution Date that is not a Quarterly Payment Date, the Administrator shall calculate all amounts required to be deposited into the Collection Account from the Reserve Account and the amounts to be distributed from the Collection Account on the related Monthly Distribution Date.  In addition to and in furtherance of the foregoing, the Administrator shall:

(i)

calculate the Principal Distribution Amount, the Class A Noteholders’ Distribution Amount, the Class B Noteholders’ Distribution Amount and the Specified Reserve Account Balance on or before the related Determination Date; and

(ii)

calculate the amount, if any, required to be transferred into the Collection Account from the Consolidation Loan Add-On Account on or before the Business Day immediately following the end of the Consolidation Loan Add-On Period.

(b)

The Administrator shall instruct the Paying Agent in writing on or before each Monthly Distribution Date that is not a Quarterly Payment Date (based on the information contained in the related Master Servicer’s Report and the Administrator’s Statement delivered pursuant to Sections 3.1(a) and 3.1(b) hereof) to distribute to the Master Servicer and the Administrator, by 1:00 p.m. (New York City time) on such Monthly Distribution Date, from and to the extent of the Available Funds on deposit in the Collection Account and the Reserve Account, in that order, the Primary Servicing Fee and the Administration Fee, respectively, due with respect to the preceding calendar month, and the Indenture Trustee shall comply with such instructions.

(c)

The Administrator shall instruct the Paying Agent in writing no later than 12:00 p.m. (New York City time) on the Determination Date prior to each Quarterly Payment Date (based on the information contained in the related Master Servicer’s Report and the Distribution Statement delivered pursuant to Sections 3.1(a) and 3.1(c) hereof) to make the deposits and distributions set forth in Section 2.8 hereof to the Persons or to the account specified below by 1:00 p.m. (New York City time) on such Quarterly Payment Date (provided, that funds are not required to be distributed pursuant to Section 5.4(b) of the Indenture).  These deposits and distributions will be made to the extent of the amount of Available Funds for that Quarterly Payment Date in the Collection Account, including amounts, if any, transferred from the Reserve Account pursuant to Section 2.9 hereof and, through the Quarterly Payment Date in [______] 200[_], amounts, if any, transferred from the Capitalized Interest Account pursuant to Section 2.10(b)(i) hereof.  The amount of Available Funds in the Collection Account for each Quarterly Payment Date will be distributed pursuant to the priority of distributions set forth under Section 2.8 hereof. The Paying Agent shall comply with such instructions received from the Administrator.

SECTION 2.8

Priority of Distributions.

(a)

On or before each Quarterly Payment Date, the Administrator shall instruct the Paying Agent to make the following deposits and distributions in the amounts and in the order of priority set forth below:

(i)

to the Master Servicer, the Primary Servicing Fee due on such Quarterly Payment Date and prior unpaid Primary Servicing Fees;

(ii)

to the Administrator, the Administration Fee due on such Quarterly Payment Date and all prior unpaid Administration Fees;

(iii)

to the Class A Noteholders, the Class A Noteholders’ Interest Distribution Amount, pro rata, based on the amounts payable to each class of Class A Notes for such interest;

(iv)

to the Class B Noteholders, the Class B Noteholders’ Interest Distribution Amount;

(v)

sequentially, to Class [A-1] Noteholders, Class [A-2] Noteholders, Class [A-3] Noteholders, Class [A-4] Noteholders, Class [A-5] Noteholders and Class [A-6] Noteholders, in that order, until each of those classes is paid in full, the Class A Noteholders’ Principal Distribution Amount;

(vi)

on each Quarterly Payment Date on and after the Stepdown Date, and provided no Trigger Event is in effect on such Quarterly Payment Date, to the

Class B Noteholders, until paid in full, the Class B Noteholders’ Principal Distribution Amount;

(vii)

to the Reserve Account, the amount, if any, necessary to replenish the balance of the Reserve Account to the Specified Reserve Account Balance;

(viii)

to the Master Servicer, the aggregate unpaid amount of the Carryover Servicing Fee, if any; and

(ix)

to the Certificateholders, any remaining amounts after application of the preceding clauses.

(b)

Notwithstanding the foregoing in Section 2.8(a) hereof:

(i)

If (x) on any Quarterly Payment Date following distributions under Sections 2.8(a)(i) through (a)(v) hereof to be made on such Quarterly Payment Date, the Outstanding Amount of the Class A Notes would be in excess of (A) the sum of (1) the outstanding Pool Balance as of the last day of the related Collection Period, (2) any accrued but unpaid interest on the Trust Student Loans as of the last day of the related Collection Period, (3) the balance of the Capitalized Interest Account on such Quarterly Payment Date following those distributions required to be made under Sections 2.8(a)(iii) and (a)(iv) hereof, (4) the balance of the Consolidation Loan Add-On Account on such Quarterly Payment Date, and (5) the balance of the Reserve Account on such Quarterly Payment Date following those distributions required to be made under Sections 2.8(a)(i) through (a)(iv) hereof, minus (B) the Specified Reserve Account Balance for such Quarterly Payment Date, or (y) an Event of Default affecting the Class A Notes shall have occurred and be continuing, then, until the conditions described in (x) or (y) no longer exist, amounts on deposit in the Collection Account and the Reserve Account shall be applied pursuant to Section 5.4(b) of the Indenture; and

(ii)

In the event the Master Servicer has not exercised its option to purchase the Trust Student Loans, the amount that would otherwise be paid to the Certificateholders shall be applied on each subsequent Quarterly Payment Date to pay as an accelerated payment of principal on the Notes, first to the Class A Noteholders in the same order and priority as is set forth in Section 2.8(a)(v) hereof until the Outstanding Amount of the Class A Notes is paid in full and reduced to zero, and then to the Class B Noteholders as set forth in Section 2.8(a)(vi) hereof; provided that the amount of such distribution shall not exceed the Outstanding Amount of the Class A Notes or the Class B Notes, as applicable, after giving effect to all other payments in respect of principal of Class A Notes and Class B Notes to be made on such Quarterly Payment Date.

SECTION 2.9

Reserve Account.

(a)

On the Closing Date, the Issuer shall deposit the Reserve Account Initial Deposit into the Reserve Account.

(b)

In the event that (i) the Primary Servicing Fee for any Monthly Distribution Date or Quarterly Payment Date exceeds the amount distributed to the Master Servicer pursuant to Section 2.7(b) and Section 2.8(a)(i) hereof on such Monthly Distribution Date or Quarterly Payment Date or (ii) the Administration Fee for any Monthly Distribution Date or Quarterly Payment Date exceeds the amount distributed to the Administrator pursuant to Section 2.7(b) and Section 2.8(a)(ii) hereof on such Monthly Distribution Date or Quarterly Payment Date, the Administrator shall instruct the Paying Agent in writing to withdraw from the Reserve Account on such Monthly Distribution Date or Quarterly Payment Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Master Servicer or the Administrator, as applicable; provided, however, that, except as provided in Section 2.9(g) below, amounts on deposit in the Reserve Account will not be available to cover any unpaid Carryover Servicing Fees to the Master Servicer.

(c)

In the event that the Available Funds are insufficient to make the payments described under Sections 2.8(a)(i) through 2.8(a)(iv) hereof on any Quarterly Payment Date (after giving effect to required distributions and/or allocations from the Capitalized Interest Account pursuant to Section 2.10(b)(i) hereof), the Administrator shall instruct the Paying Agent in writing to withdraw from the Reserve Account and deposit into the Collection Account on the Business Day prior to each Quarterly Payment Date an amount equal to such deficiency, to the extent of funds available therein after giving effect to clause (b) above, and to distribute such amounts in the same order and priority as is set forth in Sections 2.8(a)(i) through 2.8(a)(iv) hereof.

(d)

In the event that the Class A Noteholders’ Principal Distribution Amount on the Note Final Maturity Date with respect to any class of Class A Notes exceeds the amount distributed to such Class A Noteholders pursuant to Section 2.8(a)(v) hereof on such date, the Administrator shall instruct the Paying Agent in writing to withdraw from the Reserve Account and deposit into the Collection Account on the Business Day prior to such Note Final Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to clauses (b) and (c) above, and to distribute such amount to the Class A Noteholders entitled thereto, in the same order and priority as is set forth in Section 2.8(a)(v) hereof.

(e)

In the event that the Class B Noteholders’ Principal Distribution Amount on the Class B Maturity Date exceeds the amount distributed to the Class B Noteholders pursuant to Section 2.8(a)(vi) hereof on such date, the Administrator shall instruct the Paying Agent in writing to withdraw from the Reserve Account and deposit into the Collection Account on the Business Day prior to the Class B Maturity Date an amount equal to such excess, to the extent of funds available therein after giving effect to clauses (b) through (d) above, and to distribute such amount to the Class B Noteholders entitled thereto.

(f)

After giving effect to Section 2.8(a)(i) through (a)(iv) hereof, if the amount on deposit in the Reserve Account on any Quarterly Payment Date (after giving effect to all deposits or withdrawals therefrom on such Quarterly Payment Date other than pursuant to this Section 2.9(f)) is greater than the Specified Reserve Account Balance for such Quarterly Payment Date, the Administrator shall instruct the Paying Agent in writing to withdraw the amount on deposit in excess of the Specified Reserve Account Balance and deposit such amount into the Collection Account on such Quarterly Payment Date.

(g)

On the final Quarterly Payment Date, upon termination of the Issuer and following the payment in full of the Outstanding Amount of the Notes and of all other amounts (other than Carryover Servicing Fees) owing or to be distributed hereunder or under the Indenture to Noteholders, the Master Servicer or the Administrator, as applicable, to the extent that Available Funds on such date are insufficient to pay the Carryover Servicing Fees, if any, amounts remaining in the Reserve Account shall be used to pay any such Carryover Servicing Fees.  Any amount remaining on deposit in the Reserve Account after the payment of such Carryover Servicing Fees has been made shall be distributed to the Certificateholders.  The Certificateholders shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.9(g).

(h)

Anything in this Section 2.9 to the contrary notwithstanding, if the amount in the Reserve Account on any Quarterly Payment Date (after giving effect to all deposits or withdrawals therefrom on such Quarterly Payment Date other than pursuant to this Section 2.9(h)) is sufficient to pay the remaining principal amount of and interest accrued on the Notes, such amount will be so applied on such Quarterly Payment Date and the Administrator shall instruct the Paying Agent to make such payments.  Any amount remaining on deposit in the Reserve Account after such payments have been made shall be distributed to the Certificateholders.  The Certificateholders shall in no event be required to refund any amounts properly distributed pursuant to this Section 2.9(h).

SECTION 2.10

Investment Earnings; Other Trust Accounts.

(a)

The Administrator shall instruct the Paying Agent in writing to (i) withdraw all Investment Earnings, if any, on deposit in each existing Trust Account on the Business Day immediately preceding each Quarterly Payment Date; (ii) deposit such amounts into the Collection Account on such Business Day; and (iii) include such amounts as Available Funds for that Quarterly Payment Date.

(b)

On the Closing Date, the Issuer shall deposit the Capitalized Interest Account Initial Deposit into the Capitalized Interest Account.

(i)

In the event that the Available Funds are insufficient to make the payments described under Sections 2.8(a)(iii) and 2.8(a)(iv) hereof on a Quarterly Payment Date (prior to any distributions from amounts on deposit in the Reserve Account pursuant to Section 2.9 hereof), the Administrator shall instruct the Paying Agent in writing to withdraw from the Capitalized Interest Account and deposit into the Collection Account on the Business Day immediately preceding such Quarterly Payment Date an amount equal to such deficiencies, to the extent of funds available therein, and to distribute such amount first, to the Class A Noteholders until they have received the Class A Noteholders’ Interest Distribution Amount for such Quarterly Payment Date, and second, to the Class B Noteholders until they have received the Class B Noteholders’ Interest Distribution Amount for such Quarterly Payment Date.

(ii)

After giving effect to Section 2.10(b)(i) hereof on the Quarterly Payment Date in [______] 200[_], the Administrator shall instruct the Paying

Agent in writing to withdraw all amounts remaining on deposit in the Capitalized Interest Account, deposit such funds into the Collection Account and include such funds as Available Funds on that Quarterly Payment Date.

(c)

On the Closing Date, the Issuer shall deposit the Consolidation Loan Add-On Account Initial Deposit into the Consolidation Loan Add-On Account.

(i)

From time to time during the Consolidation Loan Add-On Period, the Administrator shall assist the Master Servicer or the relevant Subservicer in the preparation and execution of any required documentation evidencing the transfer of any Add-On Consolidation Loans to the Issuer and, to the extent not otherwise performed by the Master Servicer or the relevant Subservicer, shall instruct the Paying Agent in writing to withdraw funds from the Consolidation Loan Add-On Account to acquire Add-On Consolidation Loans.

(ii)

The Administrator shall instruct the Paying Agent in writing to transfer into the Collection Account any amounts remaining on deposit in the Consolidation Loan Add-On Account on the Business Day immediately following the end of the Consolidation Loan Add-On Period to be included as Available Funds on the [_____] Quarterly Payment Date.

SECTION 2.11

Statements to Certificateholders and Noteholders.  On each Determination Date preceding a Quarterly Payment Date, the Administrator shall provide or make available, in the manner provided in this Section 2.11, to the Indenture Trustee (which the Indenture Trustee shall forward on such Quarterly Payment Date to each Noteholder of record), the Owner Trustee and the Certificate Paying Agent (which the Certificate Paying Agent shall forward on such Quarterly Payment Date to each Certificateholder of record) a statement, setting forth at least the following information to the extent applicable:

(a)

the amount of principal distribution allocable to each class of the Notes;

(b)

the amount of interest distribution allocable to each class of the Notes and the applicable Note Rate for each class of the Notes;

(c)

the Pool Balance as of the close of business on the first day and the last day of the related Collection Period;

(d)

the Outstanding Amount of the Notes and the Note Pool Factor as of such Quarterly Payment Date, after giving effect to payments allocated to principal reported under clause (a) above, as of such Quarterly Payment Date;

(e)

the amount of the (i) Primary Servicing Fee and/or Carryover Servicing Fee paid to the Master Servicer on such Quarterly Payment Date and on the two preceding Monthly Distribution Dates, as applicable, and (ii) Administration Fee paid to the Administrator on such Quarterly Payment Date and on the two preceding Monthly Distribution Dates;

(f)

the amount of the aggregate Realized Losses, if any, for the related Collection Period;

(g)

the amount of any Note Interest Shortfall and/or Principal Distribution Amount shortfall, if any, in each case as applicable to each class of Notes, and the change in such amounts from the preceding statement;

(h)

the amount of any Note interest carryover for each class of Notes and the change in such amounts from the preceding statement;

(i)

the aggregate Purchase Amounts for any Trust Student Loans reacquired by the Depositor, repurchased by a Seller or purchased by the Master Servicer from the Issuer during the related Collection Period;

(j)

the balance of Trust Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period;

(k)

the balance of all Trust Accounts on such Quarterly Payment Date, after giving effect to changes therein on such Quarterly Payment Date and the two preceding Monthly Distribution Dates, as applicable;

(l)

 [any amount paid to any credit enhancement provider or derivative counterparty with respect to that Quarterly Payment Date;]

(m)

any amount of available credit enhancement drawn upon with respect to such Quarterly Payment Date;

(n)

any material modifications, extensions or waivers to the terms of the Trust Student Loans, fees, penalties or payments during the related Collection Period or that cumulatively become material over time;

(o)

any material breaches of representations and warranties regarding the Trust Student Loans or any Trigger Event then in effect;

(p)

 [the amount of Trust Student Loans added during any pre-funding period (including any Add-On Consolidation Loans) or revolving period and] any material amount of any required purchases, repurchases, reacquisitions or substitutions of Trust Student Loans; and

(q)

the amount of the distribution allocable to the Certificates, if any[, and the uses of Available Funds to the extent not otherwise set forth above].

Each amount set forth pursuant to clauses (a), (b), (d), (g) and (h) above shall be expressed as a dollar amount per $1,000 of original principal balance of the applicable Note.  A copy of the statements referred to above may be obtained by any Certificateholder, any Noteholder or any Note Owner by a written request to the Owner Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office, together with evidence satisfactory to the Owner Trustee or the Indenture Trustee, as applicable, that such Person is a Certificateholder, Noteholder or Note Owner, as applicable.

The Administrator may, at its option, make available the statement referred to in this Section 2.11 via the Administrator’s website located at www.[_______].  Parties that are unable to use the website shall be entitled to have a paper copy mailed to them via first class mail by notifying the Administrator at the following address: [_____], Attention: [_____].  The administrator shall have the right to change the manner in which such statement is distributed in order to make such distributions more convenient and/or more accessible, and the Administrator shall provide timely and adequate notification to such parties regarding any such changes.

SECTION 2.12

Non-Ministerial Matters.  With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(a)

the amendment, change or modification of any of the Transaction Documents;

(b)

the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Trust Student Loans);

(c)

the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Master Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(d)

the removal of the Indenture Trustee.

SECTION 2.13

Exceptions.  Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Transaction Documents, the Administrator shall not be obligated to, and shall not, (a) make any payments to the Noteholders under the Transaction Documents, (b) sell the Collateral pursuant to Section 5.4 of the Indenture, (c) take any other action that the Issuer directs the Administrator not to take on its behalf, (d) in connection with its duties hereunder assume any indemnification obligation of any other Person or (e) service the Trust Student Loans.

SECTION 2.14

Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive a fee per month in an amount equal to 1/12th of [_____]% of the Pool Balance as of the first day of the preceding calendar month (the “Administration Fees”) which shall be solely an obligation of the Issuer.  The Administration Fees will be payable out of Available Funds and amounts on deposit in the Reserve Account, and shall be payable in arrears on each Monthly Distribution Date beginning on the [_______] 200[_] Monthly Distribution Date.

SECTION 2.15

Master Servicer and Administrator Expenses.  Each of the Master Servicer and the Administrator shall be severally required to pay all expenses incurred by it (or its agent acting on its behalf) in connection with its activities hereunder, including fees and disbursements of Independent accountants, taxes imposed on the Master Servicer (or the Subservicer acting on its behalf) or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Certificateholders and the Noteholders, as the case may be, other than expenses included in the definition of “Liquidation Proceeds”.

ARTICLE III

Distribution Statement; Master Servicer’s Report

SECTION 3.1

Distribution Statement; Master Servicer’s Report.

(a)

On or before the [___] day of each calendar month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Master Servicer shall deliver to the Administrator a Master Servicer’s Report with respect to the preceding calendar month containing all information necessary for the Administrator to the Administrator’s Statement covering such calendar month referred to in Section 3.1(b) hereof.  On or before the [__] calendar day (or, if any such day is not a Business Day, on the next succeeding Business Day) preceding each Quarterly Payment Date, the Master Servicer shall deliver to the Administrator a Master Servicer’s Report with respect to the related Collection Period containing all information necessary for the Administrator to prepare the Distribution Statement covering such Collection Period referred to in Section 3.1(c) hereof.

(b)

On the second Business Day prior to each Monthly Distribution Date that is not a Quarterly Payment Date, the Administrator shall deliver to the Indenture Trustee and the Owner Trustee an Administrator’s Statement containing all information necessary to pay the Master Servicer the Primary Servicing Fee and to pay the Administrator the Administration Fee, in each case due on such Monthly Distribution Date pursuant to Section 2.7(b) hereof.

(c)

On the second day preceding each Monthly Distribution Date that is not a Quarterly Payment Date or the Quarterly Payment Date, as applicable, the Administrator shall deliver to the Owner Trustee and Indenture Trustee a Distribution Statement containing all information necessary to make the distributions pursuant to Sections 2.7 and 2.8 hereof, if applicable, on such Monthly Distribution Date or Quarterly Payment Date, as applicable.

(d)

Prior to each Determination Date, the Administrator shall determine the Note Rates that will be applicable to the Accrual Period following such Determination Date.  In connection therewith, the Calculation Agent shall calculate Three-Month LIBOR and [___]-Month LIBOR for the first Accrual Period and for each subsequent Accrual Period shall calculate, on each LIBOR Determination Date related to such Accrual Period, Three-Month LIBOR.

(e)

The Administrator shall furnish to the Issuer from time to time such information regarding the Collateral as the Issuer shall reasonably request.

(f)

Each report referred to in this Section 3.1 and the Officers’ Certificate specified in Section 10.3 may be obtained by any Certificateholder, any Noteholder or any Note Owner by a request in writing to the Owner Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Owner Trustee that such Person is one of the foregoing parties.  Upon the request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders and/or Note Owners as of the date specified by the Owner Trustee.

ARTICLE IV

The Administrator

SECTION 4.1

Representations of Administrator.  The Administrator makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Student Loans.  The representations speak as of the execution and delivery of this Agreement and as of the Closing Date and shall survive the sale of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)

The Administrator is duly organized as a national banking association and is in good standing and validly existing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)

The Administrator has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary action.

(c)

This Agreement has been duly authorized, executed and delivered by the Administrator and constitutes a valid and binding agreement of the Administrator, enforceable against the Administrator in accordance with its terms; except that the enforceability hereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity) and (iii) with respect to rights to indemnity hereunder, limitations of public policy under applicable securities laws.

(d)

The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the material terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

(e)

There are no Proceedings or investigations pending or, to its best knowledge, threatened or contemplated against the Administrator or to which the Administrator is a party or of which any property of the Administrator is subject, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties:  (i) asserting the invalidity of this Agreement or any of the other Transaction Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this

Agreement or any of the other Transaction Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, any of the other Transaction Documents, the Notes or the Certificates or (iv) seeking to affect adversely the federal or State income tax attributes of the Notes or the Certificates.

(f)

All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

SECTION 4.2

Liability of Administrator; Indemnities.

(a)

The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement and the other Transaction Documents and shall have no other obligations or liabilities hereunder or thereunder.

(b)

The Administrator shall (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) indemnify, defend and hold harmless the Issuer from and against any and all losses, liabilities or expenses (including reasonable attorneys’ fees) to the extent such losses, liabilities or expenses arose out of or were imposed upon the Issuer through the willful misconduct, negligence or bad faith of the Administrator in the performance of its duties under this Agreement or the other Transaction Documents or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

(c)

The Administrator shall (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) indemnify the Indenture Trustee against any and all losses, liabilities or expenses (including reasonable attorneys’ fees) incurred by the Indenture Trustee in connection with the performance of its duties under the Indenture and the other Transaction Documents.  The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity.  Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Transaction Documents, to the extent no prejudice arises as a result thereof.  The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there is a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the reasonable fees and expenses of which shall be paid by the Administrator on behalf of the Issuer.  Notwithstanding the foregoing or anything herein or in the other Transaction Documents to the contrary, neither the Issuer nor the Administrator needs to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through (a) the Indenture Trustee’s own willful misconduct, negligence or bad faith, (b) the breach by the Indenture Trustee of any of its covenants under the Transaction Documents or (c) the breach by the Indenture Trustee of any of its representations or warranties under the Transaction Documents.

(d)

The Administrator shall (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) indemnify the Interim Eligible Lender Trustee against any and all losses, liabilities or expenses (including reasonable attorneys’ fees) incurred by the Interim Eligible Lender Trustee in connection with the performance of its duties under the Interim Eligible Lender Trustee Agreement and the other Transaction Documents.  The Interim Eligible Lender Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity.  Failure by the Interim Eligible Lender Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Transaction Documents, to the extent no prejudice arises a result thereof.  The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Interim Eligible Lender Trustee after it has assumed such defense; provided, however, that, in the event that there is a conflict between the positions of the Interim Eligible Lender Trustee and the Administrator in conducting the defense of such claim, the Interim Eligible Lender Trustee shall be entitled to separate counsel the reasonable fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Notwithstanding the foregoing or anything herein or in the other Transaction Documents to the contrary, neither the Issuer nor the Administrator needs to reimburse any expense or indemnify against any loss, liability or expense incurred by the Interim Eligible Lender Trustee through (a) the Interim Eligible Lender Trustee’s own willful misconduct, negligence or bad faith, (b) the breach by the Interim Eligible Lender Trustee of any of its covenants under the Transaction Documents or (c) the breach by the Interim Eligible Lender Trustee of any of its representations or warranties under the Transaction Documents.

(e)

The Administrator shall (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) indemnify the Eligible Lender Trustee against any and all losses, liabilities or expenses (including reasonable attorneys’ fees) incurred by the Eligible Lender Trustee in connection with the performance of its duties under the Eligible Lender Trustee Agreement and the other Transaction Documents, to the extent no prejudice arises as a result thereof.  The Eligible Lender Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity.  Failure by the Eligible Lender Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Transaction Documents.  The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Eligible Lender Trustee after it has assumed such defense; provided, however, that, in the event that there is a conflict between the positions of the Eligible Lender Trustee and the Administrator in conducting the defense of such claim, the Eligible Lender Trustee shall be entitled to separate counsel the reasonable fees and expenses of which shall be paid by the Administrator on behalf of the Issuer. Notwithstanding the foregoing or anything herein or in the other Transaction Documents to the contrary, neither the Issuer nor the Administrator needs to reimburse any expense or indemnify against any loss, liability or expense incurred by the Eligible Lender Trustee through (a) the Eligible Lender Trustee’s own willful misconduct, negligence or bad faith, (b) the breach by the Eligible Lender Trustee of any of its covenants under the Transaction Documents or (c) the breach by the Eligible Lender Trustee of any of its representations or warranties under the Transaction Documents.

(f)

The Administrator shall (but without duplication of the obligations of such Person acting in any other capacity under the Transaction Documents) indemnify the Owner Trustee against any and all losses, liabilities or expenses (including reasonable attorneys’ fees) incurred by the Owner Trustee in connection with the performance of its duties under the Trust Agreement and the other Transaction Documents. The Owner Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity.  Failure by the Owner Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Transaction Documents, to the extent no prejudice arises as a result thereof.  The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Owner Trustee after it has assumed such defense; provided, however, that, in the event that there is a conflict between the positions of the Owner Trustee and the Administrator in conducting the defense of such claim, the Owner Trustee shall be entitled to separate counsel the reasonable fees and expenses of which shall be paid by the Administrator on behalf of the Issuer.  Notwithstanding the foregoing or anything herein or in the other Transaction Documents to the contrary, neither the Issuer nor the Administrator needs to reimburse any expense or indemnify against any loss, liability or expense incurred by the Owner Trustee through (a) the Owner Trustee’s own willful misconduct, negligence or bad faith, (b) the breach by the Owner Trustee of any of its covenants under the Transaction Documents or (c) the breach by the Owner Trustee of any of its representations or warranties under the Transaction Documents.

(g)

Pursuant to separate agreements, the Administrator shall, from its own funds, pay reasonable compensation to the Indenture Trustee, the Interim Eligible Lender Trustee and the Eligible Lender Trustee and shall reimburse the Indenture Trustee, the Interim Eligible Lender Trustee and the Eligible Lender Trustee for all reasonable expenses, disbursements and advances incurred in the performance of such party’s respective obligations under the applicable Transaction Document.

(h)

For purposes of this Section 4.2, in the event of the termination of the rights and obligations of the Administrator, or a resignation by the Administrator pursuant to Section 4.6 hereof, the Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 5.2 hereof.

(i)

Indemnification under this Section 4.2 shall survive the resignation or removal of the Indenture Trustee, the Interim Eligible Lender Trustee, the Eligible Lender Trustee or the Owner Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Administrator shall have made any indemnity payments pursuant to this Section 4.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator without interest.

SECTION 4.3

Merger or Consolidation of, or Assumption of the Obligations of, Administrator.  Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger, conversion, or consolidation to which the Administrator shall be a party or (c) which may succeed to all or substantially all of the business of the Administrator, which Person shall be bound to perform every obligation of the Administrator under this Agreement, shall be the successor to the Administrator hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement.  The Administrator shall give prompt written notice of any merger or consolidation to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer and the Rating Agencies.

SECTION 4.4

Limitation on Liability of Administrator and Others.

(a)

Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders, the Note Owners or the Certificateholders, or to the Indenture Trustee, any Paying Agent, the Eligible Lender Trustee or any other party to the Transaction Documents, except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Administrator or any such Person against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.  The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, properly executed and submitted by any Person in respect of any matters arising hereunder.

(b)

Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Trust Student Loans and the Issuer in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Transaction Documents, the rights and duties of the parties to this Agreement and the other Transaction Documents, the interests of the Certificateholders under the Trust Agreement and this Agreement and the interests of Noteholders under the Indenture and this Agreement.

(c)

The Administrator may execute any of the rights or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a nominee.

SECTION 4.5

Administrator May Own Certificates or Notes.  The Administrator and any Affiliate thereof may, in its individual or any other capacity, become the owner or pledgee of the Certificates or Notes with the same rights as it would have if it were not the Administrator or an Affiliate thereof, except as expressly provided herein or in any other Transaction Document.

SECTION 4.6

Administrator Not to Resign.  Except as permitted by Section 4.3 hereof, the Administrator shall not resign from its obligations and duties under this Agreement except (i) upon determination that the performance of its duties shall no longer be permissible under applicable law or (ii) upon satisfaction of the Rating Agency Condition, in the event of the appointment of a successor Administrator. Notice of any such determination permitting the resignation of the Administrator shall be communicated to the Issuer, the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee, the Depositor and the Rating Agencies at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination permitting the resignation of the Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the

Issuer, the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee, the Depositor and the Rating Agencies concurrently with such notice. No such resignation shall become effective until the Indenture Trustee (which shall not be obligated to act as successor Administrator if the Administrator has resigned for a reason other than that the performance of its duties are no longer permissible under applicable law) or a successor Administrator shall have assumed the responsibilities and obligations of the Administrator hereunder in accordance with Section 5.2 hereof.

SECTION 4.7

Privacy and Security Provisions.  With respect to information that is “non-public personal information” (as defined in the GLB Regulations) that is disclosed or provided by the Issuer (or on the Issuer’s behalf) to the Administrator in connection with this Agreement, the Administrator agrees, subject to the terms hereof and the limitations of liability set forth herein, that in performing its obligations under this Agreement, the Administrator shall comply with all reuse, redisclosure, or other customer information handling, processing, security, and protection requirements that are specifically required of a non-affiliated third-party processor or master servicer (or subcontractor) under the GLB Regulations and other applicable federal consumer privacy laws, rules, and regulations.  Without limiting the foregoing, the Administrator agrees that:

(a)

the Administrator is prohibited from disclosing or using any “non-public personal information” (as defined in the GLB Regulations) disclosed or provided by the Issuer or on the Issuer’s behalf to the Administrator, except solely to carry out the purposes for which it was disclosed, including use under an exception contained in 12 CFR sections 40.14 or 40.15 or 16 CFR sections 313.14 or 313.15, as applicable, of the GLB Regulations in the ordinary course of business to carry out those purposes; and

(b)

the Administrator has implemented and will maintain an information security program designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 CFR Part 30, Appendix B) and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 CFR Part 314).

ARTICLE V

Default; Remedies

SECTION 5.1

Administrator Default.  If any one of the following events (an “Administrator Default”) shall have occurred and be continuing:

(a)

(i)

any failure by the Administrator to deliver or deposit any payment or amount required hereunder, or

(ii)

any failure by the Administrator to give written direction to the Paying Agent to make any required distributions from any of the Trust Accounts on any Monthly Distribution Date or Quarterly Payment Date,

which failure in the case of either clause (i) or (ii) above continues unremedied for (y) five Business Days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Owner Trustee or (B) to the Administrator and the Indenture Trustee by the Noteholders representing not less than 25% of the Outstanding Amount of the Controlling Class or, if there are no outstanding Notes, by the Certificateholders representing not less than 25% of the aggregate Percentage Interests of the Certificates or (z) five Business Days after discovery of such failure by an officer of the Administrator; or

(b)

any failure by the Administrator to duly observe or perform in any material respect any other term, covenant or agreement of the Administrator set forth in this Agreement or any other Transaction Document, which failure shall (i) materially and adversely affect the rights of the Noteholders or the Certificateholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Owner Trustee or (B) to the Administrator and the Indenture Trustee by the Noteholders representing not less than 25% of the Outstanding Amount of the Controlling Class or, if there are no outstanding Notes, by the Certificateholders representing not less than 25% of the aggregate Percentage Interests of the Certificates; or

(c)

an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee or the Noteholders holding a majority of the Outstanding Amount of the Controlling Class, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 4.2 hereof) of the Administrator under this Agreement.  On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Controlling Class, the Certificates or the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 5.2 hereof; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement, including the transfer to the successor Administrator for administration by it of all cash amounts that shall at the time be held by the predecessor Administrator for deposit, or shall thereafter be received by it, with respect to a Trust Student Loan.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with amending this Agreement and any other Transaction Documents to reflect such succession as Administrator pursuant to this Section 5.1 shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses.  Upon receipt of notice of the occurrence of an Administrator Default, the Indenture Trustee shall give notice thereof to the Rating Agencies.

The Administrator shall deliver to the Owner Trustee and the Indenture Trustee, promptly after having obtained knowledge thereof, but in no event later than [five] Business Days thereafter, written notice in an Officers’ Certificate of the Administrator of any event which, with the giving of notice or lapse of time, or both, would become an Administrator Default under this Section 5.1.

SECTION 5.2

Indenture Trustee to Act; Appointment of Successor Administrator.  Upon the Administrator’s receipt of notice of termination pursuant to Section 5.1 hereof or resignation by the Administrator pursuant to Section 4.6 hereof, the Indenture Trustee shall be the successor Administrator and shall be subject to all the responsibilities, duties and liabilities arising thereafter, relating thereto or being placed on the Administrator by the terms and provisions of this Agreement.  As compensation therefor, the Indenture Trustee, as the successor Administrator, shall be entitled to such compensation (whether payable out of Available Funds or otherwise) as the predecessor Administrator would have been entitled to under this Agreement if no such notice of termination or resignation had been given. Notwithstanding the above, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it shall be legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution (i) having a net worth of not less than $50,000,000 as of the last day of the most recent fiscal quarter for such institution and (ii) whose regular business shall include the servicing of Student Loans, as successor Administrator under this Agreement; provided, that the appointment of any such successor Administrator is required to satisfy the Rating Agency Condition.  In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor Administrator out of payments on the Trust Student Loans as it and such successor Administrator shall agree; provided, however, that no such compensation shall exceed the Administrator’s Fees pursuant to Section 2.14 hereof unless the Rating Agency Condition is satisfied. The Indenture Trustee and such successor Administrator shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Unless the Indenture Trustee shall be prohibited by law from so acting, the Indenture Trustee shall not be relieved of its duties as successor Administrator under this Section 5.2 until the newly appointed successor Administrator shall have assumed the responsibilities and obligations of the Administrator under this Agreement.  The successor Administrator shall assume no liability or responsibility for any acts, representations, obligations and covenants of any predecessor Administrator prior to the date that the successor Administrator becomes Administrator hereunder.

SECTION 5.3

Notification to Noteholders and Certificateholders.  Upon any termination of, or appointment of a successor to, the Administrator pursuant to this Article V, the Owner Trustee shall give prompt written notice thereof to the Certificateholders and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Rating Agencies.

SECTION 5.4

Waiver of Past Defaults.  Noteholders holding a majority of the Outstanding Amount of the Controlling Class (or Certificateholders holding a majority of the Percentage Interests of the Certificates, in the case of any default which does not adversely affect the Indenture Trustee or the Controlling Class) may, on behalf of all Noteholders and the Certificateholders, waive, in writing, any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement, which defaults may be waived, in writing, by all

Noteholders.  Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the other Transaction Documents.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VI

Optional Purchase of Trust Student Loans

SECTION 6.1

Optional Purchase of All Trust Student Loans.  The Administrator shall notify the Master Servicer, the Depositor, the Issuer and the Indenture Trustee in writing, within five days after the last day of any Collection Period as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance.  On the Quarterly Payment Date following the last day of such Collection Period as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Eligible Lender Trustee, on behalf and at the written direction of the Master Servicer, or any other “eligible lender” (within the meaning of the Higher Education Act) designated by the Master Servicer in writing to the Eligible Lender Trustee and the Indenture Trustee, shall have the option to purchase the remaining Trust Student Loans.  To exercise such option, the Master Servicer shall (i) not less than fifteen days prior to the relevant Quarterly Payment Date, notify the Eligible Lender Trustee and the Indenture Trustee in writing that the Master Servicer intends to exercise its option to purchase the remaining Trust Student Loans and (ii) deposit, pursuant to Section 2.6 hereof, in the Collection Account an amount equal to the aggregate Purchase Amount for the remaining Trust Student Loans and the related rights with respect thereto; provided, however, that the Master Servicer may not effect such purchase if such aggregate Purchase Amount does not equal or exceed the Minimum Purchase Amount.  In the event (i) the Master Servicer fails to notify the Eligible Lender Trustee and the Indenture Trustee that the Master Servicer intends to exercise its option to purchase the remaining Trust Student Loans pursuant to this Section 6.1 or (ii) the Master Servicer fails to deposit the amount stated in Section 2.6 hereof within the period stated therein, the Master Servicer shall be deemed to have waived its option to purchase the remaining Trust Student Loans as long as the Master Servicer has received five Business Days’ notice from the Indenture Trustee as provided in Section 4.4 of the Indenture.

SECTION 6.2

Notice.  Notice of any termination of the Issuer shall be given by the Administrator to the Owner Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

SECTION 6.3

Succession.  Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Owner Trustee shall succeed to the rights of the Indenture Trustee pursuant to this Agreement and any other Transaction Document.

ARTICLE VII

Protection of Interests in Trust

SECTION 7.1

Financing Statements.  The Administrator, on behalf of the Depositor, shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Owner Trustee and the Indenture Trustee in the Trust Student Loans and in the proceeds thereof.  The Administrator shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

SECTION 7.2

Identity.  The Depositor shall not change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 7.1 hereof seriously misleading within the meaning of Section 9-507(b) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

SECTION 7.3

Relocation.  The Depositor shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days’ prior written notice of any relocation of its chief executive office which relocation results in a change in the jurisdiction in which the Depositor was formed.

SECTION 7.4

Accounts and Records; Access.

(a)

The Master Servicer shall maintain accounts and records as to each Trust Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Trust Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Trust Student Loan and the amounts from time to time deposited by the Master Servicer and the Subservicers into the Collection Account in respect of such Trust Student Loan.

(b)

The Master Servicer shall maintain its computer systems so that, from and after the time of sale of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer, the Master Servicer’s master computer records (including any backup archives) that refer to a Trust Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Trust Student Loan and that such Trust Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.  Indication of the Issuer’s, the Eligible Lender Trustee’s and the Indenture Trustee’s interest in a Trust Student Loan shall be deleted from or modified on the Master Servicer’s computer systems when, and only when, the related Trust Student Loan shall have been paid in full, purchased, repurchased or reacquired.

(c)

If at any time the Depositor or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Master Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Trust Student Loan, indicate clearly that such Trust Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

(d)

Upon reasonable notice, the Master Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Master Servicer’s records regarding any Trust Student Loan.

(e)

Upon request, at any time the Eligible Lender Trustee or the Indenture Trustee has reasonable grounds to believe that such requested information would be necessary in connection with its performance of its duties under the Transaction Documents, the Master Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee (in each case, with a copy to the Administrator), within five Business Days of such request, a list of all Trust Student Loans (by borrower loan identification number, type of loan and date of disbursement) then held as part of the Trust Estate, and the Administrator shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within 15 Business Days thereafter, a comparison of such list to the list of Trust Student Loans set forth in Schedule A to the Indenture as of the Closing Date, a list of all Trust Student Loans which had been added as Add-On Consolidation Loans as of the end of the Consolidation Loan Add-On Period, and, for each Trust Student Loan that has been removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Trust Student Loan was so removed.

(f)

The Depositor shall deliver to the Owner Trustee, the Eligible Lender Trustee and the Indenture Trustee (i) promptly after the execution and delivery of this Agreement and of each amendment hereto, (ii) on each date upon which the predecessor Administrator shall become unable to act as Administrator as specified in the notice of resignation pursuant to Section 4.6 hereof and accompanying Opinion of Counsel and (iii) within 120 days after the beginning of each calendar year, commencing 200[__], an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements that are necessary to fully preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Collateral have been executed and filed, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to fully preserve and protect such interest; provided that in the case of clause (iii) above, a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.6(b) of the Indenture. Each Opinion of Counsel referred to in this clause (f) shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to fully preserve and protect such interest.

ARTICLE VIII

Independence; Powers of Attorney

SECTION 8.1

Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Indenture Trustee or the Eligible Lender Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuer or as otherwise provided in the Transaction Documents, the Administrator shall have no authority to act for or represent the Issuer, the Indenture Trustee or the Eligible Lender Trustee in any way and shall not otherwise be deemed an agent of the Issuer, the Indenture Trustee or the Eligible Lender Trustee.

SECTION 8.2

No Joint Venture.  Nothing contained in this Agreement (a) shall constitute the Administrator and either of the Issuer or the Eligible Lender Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) shall be construed to impose any liability as such on any of them or (c) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 8.3

Other Activities of Administrator.  Nothing herein shall prevent the Administrator or any of its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Eligible Lender Trustee or the Indenture Trustee.

SECTION 8.4

Powers of Attorney.  The Eligible Lender Trustee and the Indenture Trustee shall, upon the written request of the Administrator, furnish the Administrator with any powers of attorney and other documents reasonably necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder.

ARTICLE IX

Miscellaneous

SECTION 9.1

Amendment.

(a)

This Agreement may be amended from time to time by the parties hereto, without the consent of any Noteholder or Certificateholder but with prior written notice to the Rating Agencies, for the purpose of (i) curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, the related prospectus, the related prospectus supplement and/or any other Transaction Document, (ii) complying with applicable law or regulation or (iii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders other than any amendment described in clause (b) below; provided, however, that no such amendment described in clauses (i) through (iii) above shall materially adversely affect the interests of the Noteholders or the Certificateholders. An amendment will be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if the party requesting the amendment obtains and delivers to the other parties hereto an Opinion of Counsel to that effect.

(b)

This Agreement may also be amended from time to time by the parties hereto, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class and with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Trust Student Loans or distributions which are required to be made for the benefit of the Noteholders or the Certificateholders, or change any Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of any class of Notes or Certificates, the consent of the holders of which is required for any amendments to this Agreement;

without the consent of the holder of each Note or Certificate affected by that change.

(c)

It shall not be necessary to obtain the consent of the Noteholders or the Certificateholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(d)

Promptly after the execution of any amendment to this Agreement, the Administrator shall furnish a copy of such amendment to each of the Rating Agencies.

(e)

 Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Owner Trustee, the Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, execute and deliver such amendment which affects the Owner Trustee’s, the Eligible Lender Trustee’s or the Indenture Trustee’s, as applicable, own rights, powers, duties or immunities under this Agreement or otherwise.

(f)

Notwithstanding anything in this Section 9.1 to the contrary, no amendment, modification or supplement to this Agreement may significantly change the permitted activities of the Issuer set forth in Section 2.3 of the Trust Agreement without the consent and approval of a majority of the Outstanding Amount of the Notes and a majority of the aggregate Percentage Interests of the Certificates.

SECTION 9.2

Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Sections 4.3, 4.5 and 5.2 of the Master Servicing Agreement and Sections 4.3, 4.6 and 5.2 hereof, this Agreement may not be assigned by the Depositor, the Administrator or the Master Servicer.  This Agreement may be assigned by the Owner Trustee only to its permitted successor pursuant to the Trust Agreement and by the Indenture Trustee only to its permitted successor pursuant to the Indenture.

SECTION 9.3

Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Depositor, the Master Servicer, the Issuer, the Indenture Trustee and

the Eligible Lender Trustee and for the benefit of the Certificateholders and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 9.4

Assignment to Indenture Trustee.  The Depositor hereby acknowledges and consents to any Grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Trust Student Loans and the assignment of any or all of the Issuer’s rights and obligations under this Agreement, the Transfer Agreement and the Depositor’s rights under the applicable Purchase Agreement to the Indenture Trustee.  The Master Servicer hereby acknowledges and consents to the assignment by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of any and all of the Issuer’s rights and obligations under this Agreement and under the Master Servicing Agreement.

SECTION 9.5

Nonpetition Covenants.

(a)

Notwithstanding any prior termination of this Agreement, the Master Servicer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee and the Depositor shall not, at any time, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.  The foregoing shall not limit the rights of the Master Servicer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee and the Depositor to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Issuer by a Person other than the Master Servicer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee or the Depositor.

(b)

Notwithstanding any prior termination of this Agreement, the Master Servicer, the Administrator, the Indenture Trustee, the Issuer and the Eligible Lender Trustee shall not, at any time, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Depositor under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor.  The foregoing shall not limit the rights of the Master Servicer, the Administrator, the Indenture Trustee, the Issuer and the Eligible Lender Trustee to file any claim in, or otherwise take any action with respect to, any insolvency proceeding that was instituted against the Depositor by a Person other than the Master Servicer, the Administrator, the Indenture Trustee, the Issuer or the Eligible Lender Trustee.

SECTION 9.6

Limitation of Liability of Eligible Lender Trustee, Indenture Trustee and Owner Trustee.

(a)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [________], not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer, and in no event shall [______], in its individual capacity, except as expressly provided in the Eligible Lender Trustee Agreement, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(b)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [_______], not in its individual capacity but solely as Indenture Trustee, and in no event shall [_______], in its individual capacity, except as expressly provided in the Indenture, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [_______], not in its individual capacity but solely as Owner Trustee of the Issuer, and in no event shall [_______], in its individual capacity, except as expressly provided in the Trust Agreement, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(d)

No recourse under any obligation, covenant or agreement of the Issuer contained in this Agreement shall be had against any agent of the Issuer (including the Administrator) as such by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely an obligation of the Issuer as a Delaware statutory trust, and that no personal liability whatsoever shall attach to or be incurred by any agent of the Issuer (including the Administrator), as such, under or by reason of any of the obligations, covenants or agreements of the Issuer contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Issuer of any such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of every such agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

(e)

The rights of and protections of the Indenture Trustee under the Indenture shall be incorporated as though explicitly set forth herein.

SECTION 9.7

Notices.  All notices hereunder shall be given by United States certified or registered mail or by overnight courier.  Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this Section 9.7.

If to the Master Servicer, to:

JPMorgan Chase Bank, National Association
[________]
[________]
Attn:  [________]

with a copy to:

[the Subservicer]
[________]
[________]
Attn:  [________]

If to the Issuer, to:

Chase Education Loan Trust 200[_]-[_]
[________]
[________]
Attn:  [________]

with a copy to:

JPMorgan Chase Bank, National Association
[________]
[________]
Attn:  [________]

If to the Administrator, to:

JPMorgan Chase Bank, National Association
[________]
[________]
Attn:  [________]

If to the Owner Trustee, to:

[________]
[________]
[________]
Attn:  [________]

If to the Eligible Lender Trustee, to:

[________]
[________]
[________]
Attn:  [________]

If to the Indenture Trustee, to:

[________]
[________]
[________]
Attn:  [________]

SECTION 9.8

GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICT OF LAW PROVISIONS THEREOF (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.9

Headings.  The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

SECTION 9.10

Counterparts.  This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

SECTION 9.11

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Each of the parties named on the signature pages to this Agreement by execution of this Agreement agrees, for the benefit of the Administrator and the other signatories hereto, to be bound by the terms of this Agreement and the other Transaction Documents to the extent reference is made in such document to such party.

ARTICLE X

Compliance with Regulation AB

SECTION 10.1

Intent of the Parties; Reasonableness.  The Issuer and the Administrator acknowledge and agree that the purpose of this Article X is to facilitate compliance by the Issuer with the provisions of Regulation AB and related rules and regulations of the Commission.

Neither the Issuer nor the Administrator shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Administrator acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer, or any other party to the Transaction Documents in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection therewith, the Issuer shall cooperate fully with the Administrator (including any of its assignees or designees) in the preparation of, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Administrator, on behalf of the Issuer, to comply with the provisions of Regulation AB.

SECTION 10.2

Reporting Requirements.

(a)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Administrator shall (i) notify the Issuer, in writing, of any material Proceedings pending against the Administrator and (ii) provide to the Issuer a description of such Proceedings.

(b)

As a condition to the succession as Administrator by any Person as permitted by Section 4.3 hereof, the successor Administrator shall provide to the Issuer, at least 10 Business Days prior to the effective date of such succession or appointment, (x) a written notice of such succession or appointment and (y) for so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, in writing all information necessary in order for the Administrator to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of Notes.

(c)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, in addition to such information as the Administrator is obligated to provide pursuant to other provisions of this Agreement, the Administrator shall provide such information regarding the performance or servicing of the Trust Student Loans as is reasonably required to facilitate the preparation of the distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Administrator under this Agreement, commencing with the first such report due hereunder.

SECTION 10.3

Annual Statement as to Compliance.  For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer or such date as required by Regulation AB, the Administrator shall deliver to the Depositor, the Indenture Trustee and the Owner Trustee the statement of compliance from the Administrator described in Item 1123 of Regulation AB with respect to such fiscal year, which statement shall be in the form of an Officers’ Certificate of the Administrator, stating that (i) a review of the activities of the Administrator during such fiscal year (or the period since the initial Cutoff Date in the case of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Administrator has fulfilled all its obligations in all material respects under this Agreement throughout such fiscal year (or the period since the initial Cutoff Date in the case of the first such certificate), or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof.

SECTION 10.4

Reports on Assessment of Compliance with Applicable Servicing Criteria.

(a)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer or such date as required by Regulation AB, the Administrator shall deliver to the Depositor, the Indenture Trustee and the Owner Trustee a report of compliance with the Applicable Servicing Criteria with respect to such fiscal year, which report will be signed by an Authorized Officer of the Administrator and shall contain (i) a statement of the Administrator’s responsibility for assessing compliance with the Applicable Servicing Criteria applicable to the Administrator as specified in the certification substantially in the form of Attachment A, (ii) a statement that the Administrator has used the Applicable Servicing Criteria to assess compliance with the Applicable Servicing Criteria applicable to the Administrator, (iii) a statement describing the Applicable Servicing Criteria that are not applicable to the activities that the Administrator performs with respect to asset-backed securities transactions taken as a whole involving the Administrator and that are backed by the same asset type as the Notes, (iv) a statement that the Administrator has assessed compliance with the Applicable Servicing Criteria applicable to the Administrator as of and for the period ending the end of such fiscal year and disclosure of any material instance of noncompliance identified by the Administrator and (v) a statement that a registered public accounting firm has issued an attestation report on the Administrator’s assessment of compliance with the Applicable Servicing Criteria applicable to the Administrator as of and for the period ending the end of such fiscal year.

(b)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer or such date as required by Regulation AB, the Administrator shall cause a registered public accounting firm (who may also render other services to the Administrator or the Depositor) to furnish to the Depositor, the Indenture Trustee and the Owner Trustee an attestation report satisfying the requirements of Rule 15d-18(c) of the Exchange Act on each assessment of compliance with the Applicable Servicing Criteria delivered pursuant to Section 10.4(a) hereof with respect to the Administrator during such fiscal year. Each such attestation report shall be made in accordance with standards of attestation engagements issued or adopted by the Public Company Accounting Oversight Board. Notwithstanding the foregoing, the assessment of compliance with the Applicable Servicing Criteria described above may be replaced by any similar report using standards other than those adopted by the Public Company Accounting Oversight Board which are now or in the future in use by servicers of comparable assets and which otherwise comply with any rule, regulation, “no action” letter or similar guidance promulgated by the Commission.

(c)

For so long as the Depositor is required to file reports with respect to the Issuer under the Exchange Act, within the earlier of 90 days after the end of each fiscal year of the Issuer or such date as required by Regulation AB, the Administrator shall, if requested by the Owner Trustee, acting on behalf of the Issuer, deliver to the Issuer and any other Person that will be responsible for signing a Sarbanes Certification a certification in the form attached hereto as Attachment B on behalf of the Issuer. The Administrator acknowledges that the parties identified in this clause (c) may rely on the certification provided by the Administrator pursuant to this clause in signing a Sarbanes Certification and filing such with the Commission.  The Owner

Trustee, acting on behalf of the Issuer, will not request delivery of a certification under this clause (c) unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

COLLEGIATE FUNDING OF DELAWARE, L.L.C.,
in its capacity as Depositor

By:_____________________________________

Name:

Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as Master Servicer

By:_____________________________________

Name:

Title:

CHASE EDUCATION LOAN TRUST 200[_]-[_]

By: [_____________], not in its individual capacity but solely as Owner Trustee

By:_____________________________________

Name:

Title:

[_____________], not in its individual capacity but solely as Owner Trustee

By:_____________________________________

Name:

Title:

[_____________], not in its individual capacity but solely as Eligible Lender Trustee

By:_____________________________________

Name:

Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as Administrator

By:_____________________________________

Name:

Title:

[_____________],
not in its individual capacity but solely as Indenture Trustee

By:_____________________________________

Name:

Title:

ATTACHMENT A

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by JPMorgan Chase Bank, National Association, as the Administrator, shall address, at a minimum, the criteria identified below (the “Applicable Servicing Criteria”):

Reference	Criteria	Applicability
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the Transaction Documents.	√
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the Transaction Documents to maintain a back-up servicer for the trust student loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

√
Cash Collection and Administration
1122(d)(2)(i)

Payments on trust student loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the Transaction Documents.

√
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the Transaction Documents.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the Transaction Documents.

√

Attachment A-1

Reference	Criteria	Applicability
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the Transaction Documents. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

√
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the Transaction Documents; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the Transaction Documents.

√
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the Transaction Documents and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the Transaction Documents; (B) provide information calculated in accordance with the terms specified in the Transaction Documents; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of student loans serviced by the Master Servicer.

√
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the Transaction Documents.	√
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Master Servicer’s investor records, or such other number of days specified in the Transaction Documents.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration

Attachment A-2

Reference	Criteria	Applicability
1122(d)(4)(i)	Collateral or security on student loans is maintained as required by the Transaction Documents or related student loan documents.	√
1122(d)(4)(ii)	Student loan and related documents are safeguarded as required by the Transaction Documents
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the Transaction Documents.	√
1122(d)(4)(iv)

Payments on student loans, including any payoffs, made in accordance with the related student loan documents are posted to the Master Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the Transaction Documents, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related student loan documents.

1122(d)(4)(v)	The Master Servicer’s records regarding the student loans agree with the Master Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s student loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the Transaction Documents and related pool asset documents.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the Transaction Documents.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a student loan is delinquent in accordance with the Transaction Documents. Such records are maintained on at least a monthly basis, or such other period specified in the Transaction Documents, and describe the entity’s activities in monitoring delinquent student loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for student loans with variable rates are computed based on the related student loan documents.

Attachment A-3

Reference	Criteria	Applicability
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s student loan documents, on at least an annual basis, or such other period specified in the Transaction Documents; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable student loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related student loans, or such other number of days specified in the Transaction Documents.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Master Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the Transaction Documents.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Master Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Master Servicer, or such other number of days specified in the Transaction Documents.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the Transaction Documents.	√
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the Transaction Documents.	√

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrator

Date:

_________________________

By:_____________________________________

Name:

Title:

Attachment A-4

ATTACHMENT B

FORM OF ANNUAL CERTIFICATION

The Administration Agreement dated as of [_____], 200[_],among Collegiate Funding of Delaware, L.L.C. (the “Depositor”), JPMorgan Chase Bank, National Association, not in its individual capacity but solely in its capacity as master servicer (in such capacity, the “Master Servicer”), Chase Education Loan Trust 200[_]-[_] (the “Issuer”), [_________], not in its individual capacity but solely in its capacity as owner trustee (in such capacity, the “Owner Trustee”), [_________], not in its individual capacity but solely in its capacity as eligible lender trustee (in such capacity, the “Eligible Lender Trustee”), JPMorgan Chase Bank, National Association, not in its individual capacity but solely in its capacity as administrator (the “Administrator”), and [___________], not in its individual capacity but solely in its capacity as indenture trustee (in such capacity, the “Indenture Trustee”).

I, ________________________________, the _______________________ of JPMorgan Chase Bank, National Association (the “Administrator”), certify to the Issuer, and its officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Administrator provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Administrator’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Applicable Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Trust Student Loans by the Administrator during 200[_] that were delivered by the Administrator to the Issuer pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Administrator under the Agreement has been provided to the Issuer;

(4)

I am responsible for reviewing the activities performed by the Administrator as administrator under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and, except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Administrator has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Administrator pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided

Attachment B-1

by the Administrator and/or any Subcontractor pursuant to the Agreement, have been provided to the Issuer.  Any material instances of noncompliance described in such reports have been disclosed to the Issuer.  Any material instance of noncompliance with the Applicable Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:________________________________

Name:
Title:

Attachment B-2